                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported):  June 30, 1997



                             CAMDEN PROPERTY TRUST
               (Exact Name of Registrant as Specified in Charter)


           TEXAS                       1-12110              76-6088377
(State or Other Jurisdiction of    (Commission File      (I.R.S. Employer
 Incorporation or Organization)        Number)        Identification Number)



           3200 Southwest Freeway, Suite 1500, Houston, Texas  77027
              (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code:  (713) 964-3555



                                 Not applicable
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.

      Included as Exhibit 23.1 is the Consent of Ernst & Young LLP dated June 30, 1997, relating to certain matters that are more particularly described in such Consent.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits.

          23.1 Consent of Ernst & Young LLP
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 1997

                                    CAMDEN PROPERTY TRUST



                                    By: /s/ G. Steven Dawson
                                        ---------------------------------------
                                        G. Steven Dawson
                                        Senior Vice President - Finance, Chief
                                        Financial Officer and Treasurer
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                             CAMDEN PROPERTY TRUST
                               INDEX TO EXHIBITS


EXHIBIT                                                              PAGE
-------                                                              ----
23.1        Consent of Ernst & Young LLP